Exhibit 99.1

Bitmine Immersion Technologies (BMNR) Announces ETH Holdings Reach 5.28 Million Tokens, and Total Crypto and Total Cash Holdings of $12.6 Billion

Bitmine owns more than 4.37% of the total ETH coin supply of 120.7 million

Bitmine is 87% of the way to the ‘Alchemy of 5%’ in just 11 months

Ethereum continues to benefit from the dual tailwinds of Wall Street tokenizing on the blockchain and from agentic AI systems increasingly needing public and neutral blockchains

Bitmine uplisted to the New York Stock Exchange (“NYSE”) from the NYSE American effective as of April 9, 2026

Bitmine has 4,712,917 staked ETH, representing $10.3 billion at $2,191 per ETH

MAVAN (Made in America VAlidator Network) is a premier Ethereum staking destination for BMNR and institutional investors, with a focus on security, performance, and resilience

Bitmine owns $83 million of Eightco (NASDAQ: ORBS), now one of the only publicly listed equities in the world to provide investors indirect exposure to OpenAI

Bitmine Crypto + Total Cash Holdings + “Moonshots” total $12.6 billion, including 5.28 million ETH tokens, total cash of $685 million, and other crypto holdings

Bitmine leads crypto treasury peers by both the velocity of raising crypto NAV per share and by the high trading liquidity of BMNR stock

Bitmine is the 133rd most traded stock in the US, trading $857 million per day (5-day avg)

Bitmine remains supported by a premier group of institutional investors including ARK’s Cathie Wood, MOZAYYX, Founders Fund, Bill Miller III, Pantera, Kraken, DCG, Galaxy Digital and personal investor Thomas “Tom” Lee to support Bitmine’s goal of acquiring 5% of ETH

NORWALK, CT, May 18, 2026 /PRNewswire/ — (NYSE: BMNR) Bitmine Immersion Technologies, Inc. (“Bitmine” or the “Company”) a Bitcoin and Ethereum Network company with a focus on the accumulation of crypto for long term investment, today announced Bitmine crypto + total cash + “moonshots” holdings totaling $12.6 billion.

The Company recently announced its uplisting to the New York Stock Exchange (“NYSE”) from the NYSE American on April 9, 2026. The Company’s common stock continues to trade under the symbol “BMNR”.

As of May 17, 2026 at 4:00pm ET, the Company’s crypto holdings are comprised of 5,278,462 ETH at $2,191 per ETH (Coinbase NASDAQ: COIN), 202 Bitcoin (BTC), $200 million stake in Beast Industries, $83 million stake in Eightco Holdings (NASDAQ: ORBS) (“moonshots”) and total cash of $685 million. Bitmine’s ETH holdings are 4.37% of the ETH supply (of 120.7 million ETH).

On May 11, 2026, Bitmine released the latest Chairman’s Message (link here) for May 2026.

The CLARITY Act cleared the Senate Banking Committee last week, and will move to the full Senate for a vote later this year. This proposed legislation provides the necessary regulatory framework for the crypto industry and properly defines decentralization, strengthens consumer protection and AML (anti-money laundering).

“The CLARITY Act provides the necessary regulatory clarity for the crypto industry and Wall Street to build the next generation set of financial products and architecture.” stated Thomas “Tom” Lee, Chairman of Bitmine. “There are still many steps and hurdles to overcome before the CLARITY Act becomes law. But we believe the probability of passage is higher than the 61% reflected on Polymarket.com.”

Polymarket

Crypto · Trump

Clarity Act signed into law in 2026?

61% chance ▼ 13%

Polymarket
80%
70%
60%
50%
May 11
May 12
May 13
May 14
May 15
May 16
May 17

$934,078 Vol. | Jan 1, 2027

1H 6H 1D **1W** 1M ALL

“Over the past week, we acquired 71,672 ETH. We view the recent pullback of ETH to below $2,200 as an attractive opportunity. Bitmine is expected to reach the ‘alchemy of 5%’ sometime in 2026.” stated Lee.

Bitmine recently launched MAVAN (the Made in American VAlidator Network), the institutional grade staking platform. While MAVAN was originally developed to support Bitmine’s own Ethereum treasury, MAVAN intends to expand to serve institutional investors, custodians, and ecosystem partners seeking best-in-class staking infrastructure. A portion of Bitmine’s ETH is already staked on the MAVAN platform.

As of May 17, 2026, Bitmine total staked ETH stands at 4,712,917 ($10.3 billion at $2,191 per ETH). “Bitmine has staked more ETH than other entities in the world. At scale (when Bitmine’s ETH is fully staked by MAVAN and its staking partners), the projected ETH staking reward is $324 million annually (using 2.80% 7-day BMNR yield),” stated Lee.

BITMINE · BMNR

STAKING: BMNR now staking over 4.7 million ETH

ETH Staked Over Time
408,627
659,219
1,256,083
1,838,003
2,009,267
2,897,459
2,897,459
3,040,483
3,040,483
3,040,483
3,040,483
3,040,515
3,142,643
3,142,643
3,334,637
3,334,637
3,334,637
3,701,589
4,362,757
4,712,917
4,712,917
5,278,462
Fully staked
6,034,371
87%
78%
Annualized Staking Revenue by Week ($ Million)
34
59
110
166
160
189
202
176
171
172
174
187
184
177
196
212
221
264
297
319
289
$324
Fully staked
$370
87%
78%
12/28
1/4
1/11
1/19
1/25
2/1
2/8
2/15
2/22
3/1
3/8
3/15
3/22
3/29
4/5
4/12
4/19
4/26
5/3
5/10
5/17
5/17*
Alchemy

Source: Fundstrat, Stats are calculated based on BMNR weekly press release.

“Annualized staking revenues are now $289 million. And this 4.7 million ETH is over 89% of the 5.28 million ETH held by Bitmine. Bitmine’s own staking operations generated a 7-day yield of 2.80% (annualized),” continued Lee.

Bitmine crypto holding reigns as the #1 Ethereum treasury and #2 global treasury, behind Strategy Inc. (NASDAQ: MSTR), which reportedly owns 818,869 BTC valued at $64.1 billion. Bitmine remains the largest ETH treasury in the world.

Bitmine is one of the most widely traded stocks in the US. According to data from Fundstrat, the stock has traded average daily dollar volume of $857 million (5-day average, as of May 15, 2026), ranking #133 in the US, behind Applied Digital Corp (rank #132) and ahead of Capital One Financial Corp (rank #134) among 5,704 US-listed stocks (statista.com and Fundstrat research).

BITMINE · BMNR

ALCHEMY OF 5%: BMNR ranked #133 by 5D avg daily $ volume

130	ELV	Elevance Health Inc	Health Care	$85,275	$877
131	DIS	Walt Disney Co/The	Comm. Services	$178,374	$876
132	APLD	Applied Digital Corp	Technology	$12,162	$860
133	**BMNR**	**Bitmine Immersion T**	**Technology**	**$11,354**	**$857**
134	COF	Capital One Financial Corp	Financials	$116,475	$851
135	SHW	Sherwin-Williams Co/The	Materials	$74,015	$846
136	AMGN	Amgen Inc	Health Care	$176,112	$846

Source: Fundstrat, FactSet. As of May 15, 2026.

The GENIUS Act and Securities and Exchange Commission’s (the “SEC”) Project Crypto are as transformational to financial services in 2025 as US action on August 15, 1971 ending Bretton Woods and the USD on the gold standard 54 years ago. This 1971 event was the catalyst for the modernization of Wall Street, creating the iconic Wall Street titans and financial and payment rails of today. These proved to be better investments than gold.

The Chairman’s message can be found here: https://www.Bitminetech.io/chairmans-message

The Fiscal Full Year 2025 Earnings presentation and corporate presentation can be found here: https://Bitminetech.io/investor-relations/

To stay informed, please sign up at: https://Bitminetech.io/contact-us/

About Bitmine

Bitmine (NYSE: BMNR) is a Bitcoin miner with operations in the US. The company is deploying its excess capital to be the leading Ethereum Treasury company in the world, implementing an innovative digital asset strategy for institutional investors and public market participants. Guided by its philosophy of “the alchemy of 5%,” the Company is committed to ETH as its primary treasury reserve asset, leveraging native protocol-level activities including staking and decentralized finance mechanisms. The Company launched MAVAN (Made-in America VAlidator Network), a dedicated staking infrastructure for Bitmine assets, in 2026.

For additional details, follow on X:

https://x.com/bitmnr

https://x.com/fundstrat

Forward Looking Statements

This press release contains statements that constitute “forward-looking statements.” The statements in this press release that are not purely historical are forward-looking statements which involve risks and uncertainties. This document specifically contains forward-looking statements regarding: (i) progress and achievement of the Company’s goals regarding ETH acquisition, including the ‘Alchemy of 5%’ initiative and the long-term value of Ethereum; (ii) the Company’s beliefs regarding Ethereum’s performance relative to other assets, including its characterization as a “wartime store of value” and its performance during geopolitical events; (iii) the Company’s expectations regarding the current state and future trajectory of the cryptocurrency market, including statements that ETH may be in the “final stages of the mini-crypto winter”; (iv) continued growth and advancement of the Company’s Ethereum treasury strategy and the applicable benefits to the Company; (v) the Company’s share repurchase program, including statements regarding shares trading below intrinsic value, the Company’s ability to accretively retire common shares, and the execution of repurchases through open market transactions; (vi) the Company’s digital asset accumulation strategy and staking operations, including MAVAN, its expansion to serve institutional investors, custodians, and ecosystem partners, and projected annual staking revenues and rewards; (vii) statements regarding the benefits of Wall Street tokenization on the blockchain and agentic AI systems utilizing public blockchains; (viii) expectations regarding the potential impact of regulatory developments, including the GENIUS Act and SEC Project Crypto, on financial services and digital assets; and (ix) the Company’s financial flexibility to support its treasury operations and expanded repurchase authorization. In evaluating these forward-looking statements, you should consider various factors, including: Bitmine’s ability to keep pace with new technology and changing market needs; Bitmine’s ability to finance its current business, Ethereum treasury operations, share repurchase program, and proposed future business; the competitive environment of Bitmine’s business; market conditions affecting the trading price of the Company’s common stock; regulatory developments affecting digital assets, including the ultimate enactment and implementation of pending legislation and SEC initiatives; geopolitical events and their impact on cryptocurrency markets; the volatility and unpredictability of digital asset prices; and the future value of Bitcoin and Ethereum. Actual future performance outcomes and results may differ materially from those expressed in forward-looking statements. Forward-looking statements are subject to numerous conditions, many of which are beyond Bitmine’s control, including those set forth in the Risk Factors section of Bitmine’s Form 10-K filed with the SEC on November 21, 2025, as well as all other SEC filings, as amended or updated from time to time. Copies of Bitmine’s filings with the SEC are available on the SEC’s website at www.sec.gov. Bitmine undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SOURCE Bitmine Immersion Technologies, Inc.

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Marcy Simon

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